AMENDMENT NO. 1 dated as of September 3, 2020 (this “Amendment”), to the Revolving CREDIT Agreement dated as of August 20, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BRIGHTSPHERE INVESTMENT GROUP INC., a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto and CITIBANK, N.A., as administrative agent (the “Agent”).
WHEREAS, the Borrower and the Lenders party hereto, constituting the Required Lenders, desire to make certain modifications to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the above recital and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

2.Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any U.K. Financial Institution.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any U.K. Financial Institution, a U.K. Resolution Authority.
“U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain Affiliates of such credit institutions or investment firms.
“U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution.
(b)The definition of the term “Bail-In Action” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the words “EEA Resolution Authority” set forth therein and substituting therefor the words “Resolution Authority” and (ii) deleting the words “EEA Financial Institution” set forth therein and substituting therefor the words “Affected Financial Institution”.

(c)The definition of the term “Bail-In Legislation” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the

European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their Affiliates (other than through liquidation, administration or other insolvency proceedings).
(d)The definition of the term “Write-Down and Conversion Powers” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any U.K. Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of such Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
(e)Section 6.05(g) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(g)    only to the extent such sale, transfer or other disposition is consummated prior to April 26, 2021, the sale, transfer or other disposition of the Equity Interests in, or of all or substantially all of the assets of, Barrow, Hanley, Mewhinney & Strauss LLC.
(f)Section 9.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 9.13.     Counterparts; Electronic Execution. (a) This Agreement may be executed in two or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 9.03.
(b)    The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Agent (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(g)Section 9.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SECTION 9.20.    Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)     the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.
3.Reduction of Commitments and Additional Undertakings.

(a)The parties hereto hereby agree that the amount of the Commitments under the Credit Agreement shall be permanently reduced to $150,000,000 (with such reduction to be made ratably among the Lenders in proportion to their individual Commitments) in accordance with Section 2.11 of the Credit Agreement effective immediately upon the consummation of the Specified Sale (as defined below) without any further action or notice required of any person. The parties hereto hereby agree that this Amendment shall constitute notice by the Borrower to the Agent of such Commitment reduction under Section 2.11(c) of the Credit Agreement. The Lenders party hereto and the Agent hereby waive any requirement under Section 2.11(c) of the Credit Agreement regarding prior notice of the foregoing.

(b)The Borrower hereby agrees to notify the Agent of the consummation of the sale, transfer or other disposition of the Equity Interests in, or of all or substantially all of the assets of, Barrow, Hanley, Mewhinney & Strauss LLC (the “Specified Sale”) and the date the Specified Sale is consummated promptly upon the occurrence of the Specified Sale.

(c)Effective immediately upon the consummation of the Specified Sale without any further action or notice required of any person, each Issuing Bank party hereto shall cease to be an Issuing

Bank and the appointment of such Issuing Bank as such under the Credit Agreement shall be deemed to be terminated by the Borrower (each, a “Terminating Issuing Bank”) in accordance with Section 2.04(i) of the Credit Agreement. The Terminating Issuing Banks shall have no further obligation under Section 2.04 of the Credit Agreement to issue any Letters of Credit unless such Terminating Issuing Bank and the Borrower otherwise agree. The Terminating Issuing Banks, the Lenders and the Administrative Agent hereby waive any requirement under Section 2.04(i) of the Credit Agreement regarding prior notice of the foregoing.

4.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:

(a)this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment Effective Date with the same effect as if made on and as of such date, except with respect to representations and warranties expressly made only as of an earlier date, in which case such representations and warranties were so true and correct on and as of such earlier date; and

(c)as of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Agent (or its counsel) shall have received (a) from the Borrower and the Lenders constituting the Required Lenders either (A) counterparts of this Amendment signed on behalf of the Borrower and such Lenders or (B) written evidence satisfactory to the Agent (which may include a facsimile or other electronic transmission of a signed counterpart of the Amendment) that such parties have signed counterparts of the Amendment and (b) from the Borrower payment of all fees and expenses due and payable on or prior to the Amendment Effective Date, including to the extent invoiced, out-of-pocket expenses required to be paid or reimbursed by the Borrower hereunder or under the Credit Agreement.

6.Effect of Amendment. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain unchanged and in full force and effect. On and after the Amendment Effective Date, all references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other Loan Document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement (as amended by this Amendment) and the other Loan Documents. Nothing herein shall be deemed to entitle the Borrower to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.

7.Expenses and Fees.    The Borrower agrees to reimburse the Agent for its reasonable out-of-pocket expenses, including the reasonable fees, charges and disbursements of counsel for the Agent, in connection with the preparation, execution, delivery and administration of this Amendment. Upon the occurrence of the Specified Sale, the Borrower agrees to pay all unpaid fees, if any, accrued under Section

2.07(b) of the Credit Agreement for the account of each Terminating Issuing Bank that is terminated pursuant to Section 3(c) of this Amendment.

8.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

9.Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION PROCEEDING, CLAIM OR COUNTERCLAIM DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.Counterparts; Electronic Execution.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures (and, for the avoidance of doubt, electronic signatures utilizing the DocuSign platform shall be deemed approved), which shall be of the same legal effect, validity or enforceability as a manually executed signature, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

11.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the date first above written.

BRIGHTSPHERE INVESTMENT GROUP INC., as Borrower,
By: /s/ Suren Rana
Name: Suren Rana
Title: President and Chief Executive Officer

CITIBANK, N.A., individually, as an Issuing Bank and as Agent,
By: /s/ Maureen Maroney
Name: Maureen Maroney
Title: Authorized Signatory

Royal Bank of Canada, individually and as an Issuing Bank,
By: /s/ Sergey Skripnichenko
Name: Sergey Skripnichenko
Title: Authorized Signatory

BMO Harris Bank, N.A., individually and as an Issuing Bank,
By: /s/ Amy Prager
Name: Amy Prager
Title: Director

Name of Institution: BANK OF CHINA, NEW YORK BRANCH

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Name of Institution: Wells Fargo Bank, National Association

By: /s/ Jocelyn Boll
Name: Jocelyn Boll
Title: Managing Director

Name of Institution: BARCLAYS BANK PLC

By: /s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

Name of Institution: Morgan Stanley Bank, N.A.

By: /s/ David White
Name: David White
Title: Authorized Signatory

Name of Institution: Bank of America N.A.

By: /s/ Alexandra M. Knights
Name: Alexandra M. Knights
Title: Associate

Name of Institution: THE BANK OF NEW YORK MELLON

By: /s/ Tatiana Ross
Name: Tatiana Ross
Title: Vice President